UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 30, 2010
SPECTRUM PHARMACEUTICALS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-28782	93-0979187
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)
157 Technology Drive
Irvine, California 92618
(Address of principal executive offices) (Zip Code)
(949) 788-6700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. — Results of Operations and Financial Conditions.
     On April 5, 2010, Spectrum Pharmaceuticals, Inc. (the “Company”) issued a press release, which, among other matters, sets forth our results of operations for the year ended December 31, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 4.01. — Changes in Registrant’s Certifying Accountant.
(b)
     As disclosed in further detail in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2010, on December 3, 2009, the Company engaged Ernst & Young LLP (“Ernst & Young”) as its independent registered public accounting firm with respect to the Company’s financial statements for the fiscal year ended December 31, 2009, and discontinued using Kelly & Company (“Kelly & Co.”) who served as the independent registered public accounting firm for the Company from December 23, 2002 to December 3, 2009. During such time, Kelly & Co. rendered the audit opinions on the Company’s consolidated financial statements included in the Company’s annual reports on Form 10-K filed with the Securities and Exchange Commission for the fiscal years ended December 31, 2007 and 2008.
      In connection with the restatement of the Company’s consolidated financial statements discussed below in Item 4.02 and elsewhere in this document, on March 30, 2010, the Company’s Audit Committee re-engaged Kelly & Co. to audit the restatement adjustments that the Company made to its 2007 and 2008 consolidated financial statements in the Form 10-K.
      With respect to Ernst & Young’s ongoing audit of the Company’s financial statements for the fiscal year ended December 31, 2009, the Audit Committee authorized Kelly & Co. to respond fully to: (i) inquiries from Ernst & Young regarding the restatement items in the financial statements for the years ended December 31, 2007 and 2008, and (ii) any other inquiries from Ernst & Young regarding any of the financial statements of the Company.
      The Company provided Kelly & Co. with a copy of the foregoing disclosures in this Item 4.01(b) and requested that Kelly & Co. review such disclosures. In addition, Kelly & Co. has been given an opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company’s expression of its views, or the extent to which it does not agree with the statements made by the Company in this Item 4.01(b). Kelly & Co. informed the Company on April 2, 2010 that it agrees with the disclosure provided in this Item 4.01(b) and has not furnished such a letter to the Company or the SEC.
Item 4.02. — Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     As disclosed in further detail in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009, filed with the SEC on April 5, 2010, in connection with warrants issued in registered offerings during 2005 and 2009, the Company had previously classified the warrants as equity under its evaluation of applicable guidance contained in ASC 815 “Derivatives and Hedging — Contracts in Entity’s Own Equity” (formerly known as Emerging Issues Task Force Issue 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock”). In connection with the audit for the fiscal year 2009, the Company, in consultation with Ernst & Young, the Company’s current independent registered public accounting firm, reassessed the accounting classification of the warrants under ASC 815 based on certain terms of the warrants. The warrants provide that in the event the Company is unable to issue registered shares upon exercise, the warrant holders are entitled, under securities laws, to receive freely tradable shares pursuant to a “cashless exercise” provision. However, based on interpretation of ASC 815, there is a required presumption of net cash settlement as it is not within the control of the Company to provide registered shares, no matter how remote the probability. The Company’s Audit Committee, together with management, in consultation with the Company’s outside legal advisors, determined on March 30, 2010 that, notwithstanding the highly remote theoretical nature of the possibility of net cash settlement, the warrants should have originally been recorded as liabilities, measured at fair value each reporting period, with changes in the fair values being recognized in the statement of operations.

The restatements reflect the reclassification of the warrants from equity to a liability in the following amounts, which represents the fair value of the warrants, as of the issuance dates, calculated using the Black-Scholes option pricing model.

				Fair Value
	Number of			of Warrants
	Warrants	Exercise	Expiration	at Issuance
Issuance Date	Issued	Price	of Warrants	Date
				(In thousands)

September 14, 2005	4,000,000	$6.62	September 14, 2011	$15,472

May 27, 2009	1,956,947	$5.11	February 25, 2010	$2,881

June 15, 2009	857,633	$5.83	March 15, 2010	$1,847

June 30, 2009	1,468,020	$7.10	March 30, 2010	$4,117

September 18, 2009	2,649,007	$7.55	June 20, 2010	$5,170

The revaluation of the warrants at each subsequent balance sheet date to fair value, results in a change in the carrying value of the liability, which change is recorded as “Change in fair value of common stock warrant liability” in the consolidated statement of operations. The net effect of these changes for fiscal years ended December 31, 2008 and 2007, and for each of the quarterly condensed consolidated financial statements on Form 10-Q for the periods ended March 31, 2008 through September 30, 2009 are as follows:

Income (Loss) Resulting
from Change in Fair
Value of Common
Reporting Period	Stock Warrant Liability
(In thousands)

Annual
Year ended December 31, 2007	$12,055

Year ended December 31, 2008	$1,271

Interim (unaudited)
Quarter ended March 31, 2008	$520

Quarter ended June 30, 2008	$916

Quarter ended September 30, 2008	45

Quarter ended December 31, 2008	$(210)

Quarter ended March 31, 2009	$(509)

Quarter ended June 30, 2009	$(20,113)

Quarter ended September 30, 2009	$8,863

We have not amended our previously filed Annual Reports on Form 10-K for the fiscal years ended December 31, 2005, 2006, 2007 and 2008, or the Quarterly Reports on Form 10-Q for the periods ended September 30, 2005 through September 30, 2009 to reflect the restatements described in the Annual Report on Form 10-K, and thus the financial statements and related financial statement information contained in those reports should no longer be relied upon.

The Audit Committee and management have discussed these matters with Ernst & Young, the Company’s independent registered public accounting firm.

Item 9.01. — Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 5, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRUM PHARMACEUTICALS, INC.
BY:	/s/ SHYAM KUMARIA
Shyam Kumaria
Vice President, Finance

Date: April 5, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 5, 2010.

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